Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Schmitt Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended February 28, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James A. Fitzhenry and Ann M. Ferguson, President and Chief Executive Officer and Chief Financial Officer and Treasurer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James A. Fitzhenry
James A. Fitzhenry President and Chief Executive Officer April 11, 2014

/s/ Ann M. Ferguson
Ann M. Ferguson
Chief Financial Officer and Treasurer April 11, 2014